UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 25, 2019

CNB FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	000-13396	25-1450605
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

CNB BANK

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 765-9621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	CCNE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 25, 2019, the Board of Directors of CNB Financial Corporation (the “Corporation”) appointed Tito L. Lima to serve as Executive Vice President and Chief Financial Officer of the Corporation, effective July 1, 2019.

Mr. Lima, age 54, has over 30 years of experience in various areas of banking. Prior to joining the Corporation, he served as Executive Vice President and Chief Financial Officer at NexTier Bank, N.A. from 2015 through June 2019. Prior to joining NexTier Bank, Mr. Lima served as Executive Vice President of Finance for National Penn Bancshares from 2013 to 2015. Mr. Lima graduated from Robert Morris University with a Bachelor of Science degree in finance.

As compensation for his service as Executive Vice President and Chief Financial Officer, Mr. Lima will receive an annual base salary of $250,000 and is eligible to receive cash incentive compensation for 2019 of up to 40% of his annual base salary, prorated from the date of commencement of his employment to December 31, 2019. In addition, following 90 days of service as Chief Financial Officer, Mr. Lima will be eligible to receive an equity award of 1,000 shares of restricted common stock of the Corporation that will vest in equal amounts on each of the first four anniversaries of the grant date, subject to his continued employment through the vesting date. Mr. Lima will participate in the CNB Financial Corporation 2019 Omnibus Incentive Plan and other benefit plans offered to employees of the Corporation.

Item 8.01.	Other Events

On July 10, 2019, the Corporation issued a press release announcing the appointment of Mr. Lima as Executive Vice President and Chief Financial Officer of the Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated July 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB Financial Corporation

Date: July 10, 2019	By:	/s/ Joseph B. Bower, Jr.
Joseph B. Bower, Jr.
President and Chief Executive Officer